PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2024	2025

Leasehold improvements	$1,195	$565
Furniture, fixtures and office equipment	3,350	3,438
IT equipment	2,454	2,535
Vehicles	1,705	1,630
Construction-in-process	214	235
Property and equipment, gross	8,918	8,403
Less: Accumulated depreciation	(6,733)	(7,090)
Property and equipment, net	$2,185	$1,313